OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


                                             Document   Previously  Explanation
Required Attachments:                        Attached   Submitted     Attached

1.  Tax Receipts                                ( )        (X)          (X)

2.  Bank Statements                             ( )        ( )          (X)

3.  Most recently filed Income Tax Return       ( )        ( )          (X)

4.  Most recent Annual Financial Statements     ( )        (X)          ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


     /s/ David R. Gibson           Senior Vice President/Chief Financial Officer
---------------------------------  ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                      TITLE



       David R. Gibson                          May 31, 1999
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                   DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

      Please see the Status of Post Petition Taxes attached hereto for the month's activity.


2. The Debtors have 34 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 and 1999 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in March 1999 the Company reduced various liabilities subject to compromise by approximately $3.1 million to reflect changes in estimated allowed pre-petition claims.

(2) Other (Income)Expense in March 1999 includes income of approximately $2.1 million resulting from a legal settlement due to the Company as a result of the resolution of a dispute with an equipment provider, and is offset by a write off of such equipment of approximately $0.4 million. This settlement agreement is subject to Bankruptcy Court approval.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
                      For the Months Ended April 30, 1999,
                      March 31, 1999 and February 28, 1999
                                   (Unaudited)
                                 (in thousands)

                                                                    April              March              February
                                                                    1999                1999                1999
                                                               ---------------      -------------     -----------------
Paging Revenues
  Service, Rents & Maintenance                                         $33,650            $33,312               $33,525

Equipment Sales
  Product Sales                                                          2,327              1,622                 1,655
  Cost of Products Sold                                                  1,522              1,086                 1,094
                                                               ---------------      -------------     -----------------
    Equipment Margin                                                       806                536                   561

  Net Revenue                                                           34,456             33,848                34,086

Operating Expense
  Service, Rents & Maintenance                                           8,834              9,107                 9,045
  Selling                                                                4,512              5,091                 4,344
  General & Administrative                                              10,284             10,540                10,321

                                                               ---------------      -------------     -----------------
  Operating  Expense Before Depr. & Amort.                              23,629             24,738                23,709

  EBITDA Before Reorganization and Restructuring Costs                  10,827              9,110                10,377

  Reorganization Costs                                                   1,249              1,924                 1,740
                                                               ---------------      -------------     -----------------

   EBITDA after Reorganization and Restructuring Costs                   9,578              7,186                 8,637

Depreciation                                                             7,117              6,913                 6,770
Amortization                                                             2,487              2,489                 2,502
Amortization of Deferred Gain                                             (389)              (389)                 (389)
                                                               ---------------      -------------     -----------------
  Total Depreciation and Amortization                                    9,216              9,013                 8,883

Operating Income(Loss)                                                     362             (1,827)                 (247)

Interest Expense                                                         3,398              3,403                 3,106
Reduction of Liabilities Subject to Compromise
  to Estimated Allowed Claims                                                0              3,050 (1)                 0

Other (Income)Expense                                                       80             (1,672)(2)                 0
Income Taxes                                                                 0                123                    85
                                                               ---------------      -------------     -----------------

Net Income(Loss)                                                       ($3,116)             ($633)              ($3,438)
                                                               ===============      =============     =================

                          See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

    (1) Under the Company's cash management system, checks issued but not presented to banks occasionally result in overdraft balances for accounting purposes and are classified as "Book Cash Overdrafts" in the balance sheet.

                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
           As of April 30, 1999, March 31, 1999 and February 28, 1999
                                   (Unaudited)
                                 (in thousands)

                                                                                  April            March           February
                                                                                   1999             1999             1999
                                                                              --------------   ---------------  ---------------
Assets:
      Current Assets:
            Cash                                                                        ($0)               $0               $0
            Accounts Receivable, Net                                                 38,388            37,270           42,422
            Inventory                                                                 1,581             1,609            1,673
            Prepaid Expenses                                                          4,759             5,261            5,761
            Other Current Assets                                                      4,907             4,900            4,860
                                                                              --------------   ---------------  ---------------
                    Total Current Assets                                             49,636            49,040           54,716

      Noncurrent Assets:
            Property and Equipment, Net                                             225,368           225,566          224,894
            Deferred Financing Fees, Net                                             18,080            18,384           18,687
            Intangible Assets, Net                                                  256,321           258,793          261,265
            Other Assets                                                                769               784              802
                                                                              --------------   ---------------  ---------------
                   Total Noncurrent Assets                                          497,538           503,527          505,648

            Total Assets                                                           $547,173          $552,567         $560,364
                                                                              ==============   ===============  ===============

Liabilities and Stockholders' Equity:
      Liabilities Not Subject to Compromise:
            DIP Credit Facility                                                      $9,000            $5,000           $2,000
            Accrued Reorganization Costs                                              6,509             7,197            6,249
            Accrued Wages, Benefits and Payroll Taxes                                 6,930             9,944           13,410
            Accounts Payable - Post Petition                                          3,511             7,334            8,204
            Book Cash Overdrafts                                                      3,820 (1)         1,255 (1)        3,830 (1)
            Accrued Interest                                                          3,457             3,566            3,271
            Accrued Expenses and Other Current Liabilities                           29,889            30,072           30,988
            Current Income Tax Payable                                                1,063             1,200            1,743
            Advance Billings and Customer Deposits                                   28,580            28,892           29,065
            Deferred Gain on Tower Sale                                              66,889            67,278           67,667
                                                                              --------------   ---------------  ---------------
            Total Liabilities Not Subject To Compromise                             159,647           161,739          166,427

      Liabilities Subject to Compromise:
            Accrued Wages, Benefits and Payroll Taxes                                   476               476              476
            Chase Credit Facility                                                   479,000           479,000          479,000
            Notes Payable - 10 1/2%                                                 174,125           174,125          174,125
            Notes Payable - 9 3/8%                                                  250,000           250,000          250,000
            Notes Payable - Yampol                                                      986               986              986
            Notes Payable - Dial Page 12 1/4%                                         1,570             1,570            1,570
            Accrued Interest                                                         17,578            17,578           17,578
            Accounts Payable- Pre Petition                                           15,311            15,351           15,408
            Accrued Expenses and Other Current Liabilities - Pre Petition            12,085            12,231           14,650
                                                                              --------------   ---------------  ---------------
                    Total Liabilities Subject To Compromise                         951,131           951,317          953,793

      Deferred Tax Liability                                                          2,655             2,655            2,655

      Stockholders' Equity
            Class A Common Stock                                                         50                50               50
            Class B Common Stock                                                          2                 2                2
            Additional Paid-In Capital                                              689,148           689,148          689,148
            Accumulated Deficit - Pre Petition                                   (1,171,108)       (1,171,108)      (1,171,108)
            Accumulated Deficit - Post Petition                                     (78,229)          (75,114)         (74,481)
                                                                              --------------   ---------------  ---------------
                    Total Stockholders' Equity                                     (560,137)         (557,021)        (556,388)
            Less:
            Treasury Stock                                                           (6,123)           (6,123)          (6,123)
                                                                              --------------   ---------------  ---------------
                    Total Liabilities and Stockholders' Equity                     $547,173          $552,567         $560,364
                                                                              ==============   ===============  ===============

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


      The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.


      On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998 and as of December 1, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock. The transaction will be implemented through the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on December 2, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was approved by the Bankruptcy Court on December 11, 1998 and a hearing on confirmation of the Amended Plan commenced on February 3, 1999. On February 12, 1999, the Bankruptcy Court ordered the Debtors to resolicit the votes of the holders of claims in Class 6 under the Amended Plan (General Unsecured Creditors), and on February 18, 1999, the Bankruptcy Court approved a Notice of Supplemental Disclosure, with attachment, to be used by the Debtors in connection with such resolicitation. The resolicitation was completed on March 23, 1999, and the holders of claims in Class 6 voted to accept the Amended Plan. Also on March 23, 1999, the Bankruptcy Court approved a Stipulation that resolved objections to the Amended Plan that had been filed by certain unsecured creditors of the Debtors. The Amended Plan was confirmed by the Bankruptcy Court on April 12, 1999. It is expected that the transactions contemplated by the Amended Plan will be consummated on or about June 3, 1999.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.


4. The Company is one of the largest paging companies in the U.S., with approximately 3.1 million units in service at April 30, 1999, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.


5. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

      On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

      On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The grant of the stay was premised on the availability of an FCC doctrine known as Second Thursday, which provides that if there is a change of control that meets certain conditions, the regulatory issues designated for hearing will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed.

      On February 5, 1999 the FCC granted the Debtors' Second Thursday application and approved the license transfers to Arch contemplated by the Amended Plan (the "FCC Grant"). This approval is final and can not be appealed, however, any material changes to the Amended Plan in its current form or failure to consummate the Plan within nine months of confirmation would require supplemental approval from the FCC.

      In the event that the Company were unable to to consummate the Amended Plan within the timeframe contemplated by the FCC Grant, the Company could be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


The Debtors have 34 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in March 1999 the Company reduced various liabilities subject to compromise by approximately $3.1 million to reflect changes in estimated allowed pre-petition claims.

(2) Under the Company's cash management system, checks issued but not presented to banks occasionally result in overdraft balances for accounting purposes and are classified as "Book Cash Overdrafts" in the balance sheet.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
    For The Months Ended April 30, 1999, March 31, 1999 and February 28, 1999
                                   (Unaudited)
                                 (in thousands)

                                                                                      April            March           February
                                                                                       1999             1999             1999
                                                                                   -------------    -------------    -------------
Operating Activities
   Net Income(Loss)                                                                     ($3,116)           ($633)         ($3,438)
   Adjustments To Reconcile Net Income(Loss) To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                                                       9,605            9,402            9,272
      Provision For Uncollectible Accounts And Returns                                      698              390              885
      Amortization of Deferred Gain on Sale of Tower Assets                                (389)            (389)            (389)
      Write Down of Investment in Affiliate to Net Realizable Value                           0                0                0
      Reversal of Estimated Loss on Discontinued Operations                                   0                0                0
      Reduction of Liabilities Subject to Compromise to Estimated Allowed Claims              0           (3,050)(1)            0
      Deferred Financings Fees, Net                                                         304              304              304
      Change In Operating Assets and Liabilities:
         Accounts Receivable                                                             (1,816)          (4,762)          (3,221)
         Inventory                                                                           27               64              232
         Prepaid Expenses And Other Assets                                                  495              460              151
         Accounts Payable, Accrued Expenses and Other                                    (9,709)          (7,980)            (272)
                                                                                   -------------    -------------    -------------
Net Cash Provided By (Used In) Operating Activities                                      (3,901)           3,330            3,523


Investing Activities
   Construction And Capital Expenditures,
         Including Net Change In Pager Assets                                            (3,973)          (7,965)          (9,409)
   Net Proceeds From the Sale of Investment in Abacus                                         0                0                0
   Net Loss From the Disposal of Fixed Assets                                                54              379                0

                                                                                   -------------    -------------    -------------
Net Cash Provided By (Used In) Investing Activities                                      (3,919)          (7,585)          (9,409)


Financing Activities

   Book Cash Overdrafts                                                                   3,820(2)         1,255(2)         3,830(2)
   Borrowings (Repayments) of DIP Credit Facility                                         4,000            3,000            2,000
                                                                                   -------------    -------------    -------------
Net Cash Provided By (Used In) Financing Activities                                       7,820            4,255            5,830


Net Increase (Decrease) In Cash and Cash Equivalents                                         (0)               0              (56)
Cash and Cash Equivalents At Beginning Of Period                                              0               (0)              56
                                                                                   -------------    -------------    -------------
Cash and Cash Equivalents At End Of Period                                                  ($0)              $0              ($0)
                                                                                   =============    =============    =============

                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


================================================================================
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                         $25,984,919   0 - 30 days old
                ----------------------------------------------------------------
                          10,767,487  31 - 60 days old
                ----------------------------------------------------------------
                           4,605,104  61 - 90 days old
                ----------------------------------------------------------------
                           8,777,652  91+ days old
                ----------------------------------------------------------------
                          50,135,162  TOTAL TRADE ACCOUNTS RECEIVABLE
                ----------------------------------------------------------------
                        (14,153,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                ----------------------------------------------------------------
                          35,982,162  TRADE ACCOUNTS RECEIVABLE (NET)
                ----------------------------------------------------------------
                           2,406,084  OTHER NON-TRADE RECEIVABLES
                ----------------------------------------------------------------
                        $ 38,388,246  ACCOUNTS RECEIVABLE, NET
================================================================================



================================================================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                       0-30         31-60        61-90     91+
                       Days         Days         Days      Days        Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE   $ 3,459,891     51,154          0         0      $3,511,045
================================================================================

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                       For the month ended April 30, 1999


Debtor Name:      MobileMedia Corporation et al.


Case Number:      97-174 (PJW)


======================================================================================================================
STATUS OF POSTPETITION TAXES

======================================================================================================================
                                          BEGINNING         AMOUNT                         ENDING
                                             TAX           WITHHELD         AMOUNT           TAX         DELINQUENT
                                          LIABILITY       OR ACCRUED         PAID         LIABILITY        TAXES
----------------------------------------------------------------------------------------------------------------------
FEDERAL
======================================================================================================================
WITHHOLDING                                $         0     $ 1,382,539     $ 1,382,539    $         0         $     0
----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                                        0         866,067         866,067              0               0
----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER                                  237,375       1,463,458       1,700,833              0               0
----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                    12,943          10,690          23,633              0               0
----------------------------------------------------------------------------------------------------------------------
INCOME                                               0               0               0              0               0
----------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                            250,318       3,722,754       3,973,072              0               0
======================================================================================================================
STATE AND LOCAL
======================================================================================================================
WITHHOLDING                                     37,451         254,642         254,642         37,451               0
----------------------------------------------------------------------------------------------------------------------
SALES                                        1,125,920       1,082,343       1,132,390      1,075,873               0
----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                    62,318          84,389         140,633          6,074               0
----------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                2,173,810         388,130          42,805      2,519,134               0
----------------------------------------------------------------------------------------------------------------------
OTHER                                        4,695,652         909,730         941,799      4,663,584               0
======================================================================================================================
TOTAL STATE AND LOCAL                        8,095,151       2,719,234       2,512,269      8,302,116               0
======================================================================================================================
TOTAL TAXES                                $ 8,345,469     $ 6,441,988     $ 6,485,341    $ 8,302,116          $    0
======================================================================================================================

========================================================================================================================
                                         PAYMENTS TO INSIDERS AND PROFESSIONALS
                                           For the month ended April 30, 1999
========================================================================================================================

========================================================================================================================
                                                        INSIDERS
-----------------------------------------------------------------------------------------------------------------------
         Payee Name                      Position                Salary/Bonus/         Reimbursable
                                                                Auto Allowance           Expenses           Total
-----------------------------------------------------------------------------------------------------------------------
Alvarez & Marsal Inc. -        Chairman - Restructuring      (2)       $  671,667              $ 2,634        $674,301
Joseph A. Bondi
-----------------------------------------------------------------------------------------------------------------------
Burdette, H. Stephen           Senior VP Corporate                         22,500                6,398          28,898
                               Development and Senior VP
                               Operations
-----------------------------------------------------------------------------------------------------------------------
Grawert, Ron                   Chief Executive Officer                     46,154                8,300          54,454
-----------------------------------------------------------------------------------------------------------------------
Gray, Patricia                 Secretary/VP and General                    22,977                1,430          24,407
                               Counsel
-----------------------------------------------------------------------------------------------------------------------
Gross, Steven                  Executive VP Sales &                        26,654                3,567          30,221
                               Marketing
-----------------------------------------------------------------------------------------------------------------------
Hilson, Debra                  Assistant Secretary                          7,272                2,597           9,869
-----------------------------------------------------------------------------------------------------------------------
Pascucci, James                Treasurer                                   12,600                1,151          13,751
-----------------------------------------------------------------------------------------------------------------------
Panzella, Vito                 VP / Controller                             13,667                  573          14,240
-----------------------------------------------------------------------------------------------------------------------
Witsaman, Mark                 Senior VP and Chief                         22,904                4,022          26,926
                               Technology Officer
-----------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL PAYMENTS TO INSIDERS       $ 877,067
========================================================================================================================

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries, and reimbursable expenses in the aggregate of $313,998.

(2)   Includes 1998 incentive bonus payment of $617,500 made in April 1999.

======================================================================================================================
                                  PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                                          For the month ended April 30, 1999
======================================================================================================================

======================================================================================================================
                                                     PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                                                                                                       Holdback and
                                                      Date of                                            Invoice
              Name and Relationship                    Court          Invoices          Invoices         Balances
                                                     Approval       Received (1)          Paid              Due
----------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and Financial        1/30/97         $1,339,108      $        0        $2,856,666
       Consultants to Debtor
----------------------------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor              1/30/97             58,387          37,816           218,307
----------------------------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring              1/30/97            304,354               0           557,807
       Consultant to Debtor (2)
----------------------------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel to           1/30/97            637,348         450,447         1,295,193
       Debtor
----------------------------------------------------------------------------------------------------------------------
5.  Young, Conaway, Stargatt & Taylor - Delaware      1/30/97             64,120          10,006            76,438
       Counsel to Debtor
----------------------------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel to           1/30/97             85,246         179,817           257,447
       Debtor
----------------------------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor        6/11/97                  -               -             3,945
----------------------------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors        6/04/97                  -               -            90,000
       to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the       4/03/97            198,977          71,629           348,989
       Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware       4/03/97              5,246          10,100             9,172
       Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -        4/25/97                  0             555             1,778
       FCC Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial Advisors      7/10/97            257,392         100,771           457,392
       to Debtor
----------------------------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to      10/27/97              8,356          64,475            54,961
       Debtor
----------------------------------------------------------------------------------------------------------------------
                             TOTAL                                    $2,958,534         925,616        $6,228,095
======================================================================================================================

(1) Excludes invoices for fees and expenses through April 30, 1999 that were received by the Debtors subsequent to April 30, 1999.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

======================================================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended April 30, 1999
======================================================================================================================
                                                              SCHEDULED            AMOUNTS
                                                               MONTHLY              PAID                TOTAL
                                                               PAYMENTS            DURING               UNPAID
NAME OF CREDITOR                                                 DUE                MONTH            POSTPETITION
======================================================================================================================
The Chase Manhattan Bank - (Interest)                        $3,012,107         $ 3,012,107*            $     0
======================================================================================================================

* Payment made on 05/3/99.


======================================================================================================================
QUESTIONNAIRE
For the month ended April 30, 1999                                                                  YES        NO
======================================================================================================================
1. Have any  assets  been  sold or  transferred  outside  the  normal  course of
   business this No reporting period?                                                                          No
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2.  Have any funds been disbursed from any account other than a debtor in possession account?                  No
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3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                     No
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4.  Have any payments been made of prepetition liabilities this reporting period?                   Yes
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5.  Have any postpetition loans been received by the debtor from any party?                         Yes
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6.  Are any postpetition payroll taxes past due?                                                               No
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7.  Are any postpetition state or federal income taxes past due?                                               No
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8.  Are any postpetition real estate taxes past due?                                                           No
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9.  Are any postpetition taxes past due?                                                                       No
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10. Are any amounts owed to postpetition creditors past due?                                                   No
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11. Have any prepetition taxes been paid during the reporting period?                               Yes
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12. Are any wage payments past due?                                                                            No
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    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors;
             (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. During the month of April 1999, the Company borrowed $4 million under the DIP facility.

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                                                       INSURANCE
                                          For the month ended April 30, 1999
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                         There were no changes in insurance coverage for the reporting period.
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                                                       PERSONNEL
                                           For the month ended April 30, 1999
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                                                                                          Full Time       Part Time
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1.  Total number of employees at beginning of period                                         2,863             22
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2.  Number of employees hired during the period                                                 54              2
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3.  Number of employees terminated or resigned during the period                                 9              4
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4.  Total number of employees on payroll at end of period                                    2,908             20
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